SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
[Amendment No. ______  ]

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Filed by a Party other than the Registrant:		☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

AMERICAN COMMUNITY BANCSHARES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

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AMERICAN COMMUNITY BANCSHARES, INC.
2593 West Roosevelt Boulevard
Monroe, North Carolina 28110
(704) 225-8444

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held

April 28, 2003

NOTICE is hereby given that the Annual Meeting of Shareholders of American Community Bancshares, Inc. (the “Company”) will be held as follows:

Place:             American Community Bank
2593 West Roosevelt Boulevard
Monroe, North Carolina

Date:              April 28, 2003

Time:             12:00 noon

The purposes of the meeting are:

1.        To elect three (3) members of the Board of Directors for three (3) year terms.

2.        To ratify the appointment of Dixon Odom PLLC as the Company’s independent public accountants for 2003.

3.        To transact any other business that may properly come before the meeting.

You are cordially invited to attend the meeting in person. However, even if you expect to attend the meeting, you are requested to complete, sign and date the enclosed appointment of proxy and return it in the envelope provided for that purpose to ensure that a quorum is present at the meeting. The giving of an appointment of proxy will not affect your right to revoke it or to attend the meeting and vote in person.

By Order of the Board of Directors
/s/ RANDY P. HELTON

Randy P. Helton President and Chief Executive Officer

March 28, 2003

AMERICAN COMMUNITY BANCSHARES, INC.
2593 West Roosevelt Boulevard
Monroe, North Carolina 28110
(704) 225-8444

PROXY STATEMENT

Mailing Date: On or about March 28, 2003

ANNUAL MEETING OF SHAREHOLDERS

To Be Held

April 28, 2003

General

This Proxy Statement is furnished in connection with the solicitation of the enclosed appointment of proxy by the Board of Directors of American Community Bancshares, Inc. (the “Company”) for the 2003 Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held at American Community Bank, 2593 West Roosevelt Boulevard, Monroe, North Carolina, at 12:00 noon on April 28, 2003, and any adjournments thereof.

Solicitation and Voting of Appointments of Proxy; Revocation

Persons named in the appointment of proxy as proxies to represent shareholders at the Annual Meeting are Larry S. Helms, L. Steven Phillips, and Alison J. Smith. Shares represented by each appointment of proxy, which is properly executed and returned and not revoked, will be voted in accordance with the directions contained in the appointment of proxy. If no directions are given, each such appointment of proxy will be voted FOR the election of each of the three (3) nominees for director named in Proposal 1 below and FOR Proposal 2. If, at or before the time of the Annual Meeting, any nominee named in Proposal 1 has become unavailable for any reason, the proxies will have the discretion to vote for a substitute nominee. On such other matters as may come before the meeting, the proxies will be authorized to vote shares represented by each appointment of proxy in accordance with their best judgment on such matters. An appointment of proxy may be revoked by the shareholder giving it at any time before it is exercised by filing with Dan R. Ellis, Jr., Secretary of the Company, a written instrument revoking it or a duly executed appointment of proxy bearing a later date, or by attending the Annual Meeting and announcing his or her intention to vote in person.

Expenses of Solicitation

The Company will pay the cost of preparing, assembling and mailing this Proxy Statement and other proxy solicitation expenses. In addition to the use of the mails, appointments of proxy may be solicited in person or by telephone by the Company’s officers, directors and employees without additional compensation. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending the proxy materials to the beneficial owners of the Company’s common stock.

Record Date

The close of business on March 14, 2003 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record on that date will be eligible to vote on the proposals described herein.

Voting Securities

The voting securities of the Company are the shares of its common stock, par value $1.00 per share, of which 9,000,000 shares are authorized and preferred stock, no par value, of which 1,000,000 shares are authorized. At December 31, 2002, there were 2,824,376 shares of common stock and no shares of preferred stock outstanding. There are approximately 2,200 holders of record of the Company’s common stock.

Voting Procedures; Votes Required for Approval

Each shareholder is entitled to one vote for each share held of record on the Record Date on each director to be elected and on each other matter submitted for voting. In accordance with North Carolina law, shareholders will not be entitled to vote cumulatively in the election of directors at the Annual Meeting.

In the case of Proposal 1 below, the three (3) directors receiving the greatest number of votes shall be elected.

In the case of Proposal 2 below, for such proposal to be approved, the number of votes cast for approval must exceed the number of votes cast against the proposal. Abstentions and broker non-votes will have no effect.

Authorization to Vote on Adjournment and Other Matters

Unless the Secretary of the Company is instructed otherwise, by signing an appointment of proxy, shareholders will be authorizing the proxyholders to vote in their discretion regarding any procedural motions which may come before the Annual Meeting. For example, this authority could be used to adjourn the Annual Meeting if the Company believes it is desirable to do so. Adjournment or other procedural matters could be used to obtain more time before a vote is taken in order to solicit additional proxies or to provide additional information to shareholders. However, proxies voted against the Proposals will not be used to adjourn the Annual Meeting. The Company does not have any plans to adjourn the meeting at this time, but intends to do so, if needed, to promote shareholder interests.

Ownership of Voting Securities

As of December 31, 2002, Hot Creek Capital, L.L.C., Gardnerville, Nevada was the only shareholder known to management to own more than 5% of the Company’s common stock. Hot Creek Capital, L.L.C. owned 143,200 shares of the Company’s common stock (5.1% of outstanding shares on December 31, 2002).

As of December 31, 2002, the beneficial ownership of the Company’s common stock, by directors individually, and by directors and executive officers as a group, was as follows:

NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (1)(2)	PERCENT OF CLASS (3)

Robert G. Dinsmore, Jr. Charlotte, NC	5,620	0.20

Frank L. Gentry Charlotte, NC	6,000	0.21

Thomas J. Hall Charlotte, NC	27,269	0.96

Larry S. Helms Monroe, NC	27,530 (4)	0.97

Randy P. Helton Charlotte, NC	59,152 (5)	2.06

Peter A. Pappas Charlotte, NC	New Nominee	—

L. Steven Phillips Charlotte, NC	49,287	1.73

Alison J. Smith Charlotte, NC	35,014	1.24

L. Carlton Tyson Monroe, NC	36,192 (6)	1.28

David D. Whitley Monroe, NC	22,123 (7)	0.78

Gregory N. Wylie Monroe, NC	44,854	1.59

All Directors and Executive Officers as a Group (11 persons)	313,041	10.50

(1)      Except as otherwise noted, to the best knowledge of the Company’s management, the above individuals and group exercise sole voting and investment power with respect to all shares shown as beneficially owned other than the following shares as to which such powers are shared: Mr. Dinsmore – 2,700 shares, Mr. Tyson – 2,640 shares and Mr. Whitley — 2,244 shares.

(2)      Included in the beneficial ownership tabulations are the following options to purchase shares of common stock of the Company: Mr. Hall – 14,069 options, Mr. Helms – 14,210 options, Mr. Helton – 46,317 options, Mr. Phillips – 19,135 options, Mr. Tyson – 15,336 options, Mr. Whitley – 11,517 options, and Mr. Wylie – 16,885 options, and an aggregate of 137,469 options for the group. Also, included in the beneficial ownership tabulation are the following warrants to purchase shares of common stock of the Company: Mr. Dinsmore – 2,700 warrants, Mr. Gentry – 3,000 warrants, Mr. Phillips – 5,000 warrants, and Ms. Smith – 10,000 warrants.

(3)      The calculation of the percentage of class beneficially owned by each individual and the group is based on the sum of (i) 2,824,376 shares of common stock outstanding as of December 31, 2002, and (ii) options and warrants exercisable within 60 days of December 31, 2002 for the individual and the group.

(4)      Includes 120 shares owned by Mr. Helms’ spouse.

(5)      Includes 792 shares owned by Mr. Helton’s spouse.

(6)      Includes 2,376 shares held in trust by Mr. Tyson for his children, 10,560 shares held by Mr. Tyson’s company, and 5,280 shares held in a company profit sharing plan for his benefit.

(7)      Includes 4,759 shares owned by Mr. Whitley’s spouse.

Required Reports of Beneficial Ownership

Directors and executive officers of the Company are required by federal law to file reports with the Securities and Exchange Commission (“SEC”) regarding the amount of and changes in their beneficial ownership of the Company’s common stock. To the best knowledge of the Company, all such ownership reports have been timely filed and the ownership status of the Company’s common stock by such individuals is current.

PROPOSAL 1: ELECTION OF DIRECTORS

The Company’s Bylaws provide that its board shall consist of between seven (7) and twenty (20) members. If there are more than nine (9) members, the board shall be divided into three (3) classes in as equal a number as possible. Such classes shall be elected to staggered three (3) year terms. The Board of Directors has set the number of directors of the Company at eleven (11). The three (3) directors who have been nominated to the Board for three (3) year terms are listed below:

Name and Age	Position(s) Held	Director Since(1)	Principal Occupation and Business Experience During Past 5 Years

Robert G. Dinsmore, Jr. (2) (58)	Director	2001	Consultant International Tax, Mergers and Acquisitions; Retired partner KPMG, LLP.

Peter A. Pappas (2) (41)	Director	2003	President and Managing Partner, Pappas Properties, Charlotte, NC (real estate development).

L. Carlton Tyson (60)	Director	1998	President, Tyson Group, Monroe, NC (real estate development).

   (1)   Includes service as director of American Community Bank (the “Bank”) if applicable prior to the creation of the Company.

   (2)   Messrs. Dinsmore, Gentry, and Pappas and Ms. Smith do not serve on the Bank’s board.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR OF THE COMPANY FOR THREE YEAR TERMS.

Incumbent Directors

Name and Age	Director Since(1)	Term Expires	Principal Occupation and Business Experience During Past 5 Years

Frank L. Gentry (2) (60)	2002	2004	Retired; former Executive Vice President of Corporate Strategy and Development, Bank of America, Charlotte, NC, 1973-2000.

Alison J. Smith (2) (48)	2000	2004	President, Smith Capital, Inc., Charlotte, NC (financial advisory, investment banking).

David D. Whitley (56)	1998	2004	President, Whitley Mortgage Associates, Inc., Monroe, NC (mortgage broker).

Gregory N. Wylie (48)	1998	2004	Retired; former Chief Executive Officer, Metro Marketing, Inc., Charlotte, NC (specialty food brokerage).

Thomas J. Hall (55)	1998	2005	President, Hall Group, Inc., Charlotte, NC (real estate holding company).

Name and Age	Director Since(1)	Term Expires	Principal Occupation and Business Experience During Past 5 Years

Larry S. Helms (57)	1998	2005	Owner, Larry S. Helms and Associates, Monroe, NC (insurance); Member, North Carolina Board of Transportation.

Randy P. Helton (47)	1998	2005	President and Chief Executive Officer of the Company and American Community Bank; former Vice President of the Private Banking Group, First Union National Bank, Charlotte, NC.

L. Steven Phillips (52)	1998	2005	Chief Executive Officer, Charlotte GreenCorp, Inc., Charlotte, NC (landscape consultant).

   (1)   Includes service as director of the Bank if applicable prior to the creation of the Company.

   (2)   Messrs. Dinsmore, Gentry, and Pappas and Ms. Smith do not serve on the Bank’s board.

In addition to the above-indicated directors, the following individuals serve as directors of the Bank.

Name and Age	American Community Bank Director Since	Principal Occupation and Business Experience During Past Five Years

Carroll Edwards (65)	2002	Chief Executive Officer, Edwards Wood Products, Marshville, NC; President, Edwards Propane, Marshville, NC.

David J. Guilford (55)	2003	President, DLG Associates, Inc., Charlotte, NC (executive search firm).

Zebulon Morris, Jr. (64)	1998	President, Morris Enterprises, Incorporated, Charlotte, NC (real estate holding company).

Director Relationships

No director is a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) thereof, or any company registered as an investment company under the Investment Company Act of 1940.

Meetings and Committees of the Board of Directors

The Company’s Board of Directors held seven (7) meetings in 2002. Each director attended 75% or more of the aggregate board and committee meetings of which he or she was a member.

The boards of the Company and the Bank have several standing committees including a Compensation Committee, Nominating Committee, and Audit Committee.

Compensation Committee. The members of the Compensation Committee include Larry S. Helms, Gregory W. Wylie, Thomas J. Hall, L. Steven Phillips and Randy P. Helton (non-voting member). The Compensation Committee reviews and approves all salaries and benefits of Bank personnel. The Compensation Committee met once in 2002.

Nominating Committee. The members of the Nominating Committee are Thomas J. Hall, L. Steven Phillips, Alison J. Smith, David Whitley, and Gregory N. Wylie. The Committee met once in 2002.

Report of the Audit Committee

The Audit Committee is responsible for receiving and reviewing the annual audit report of the Company’s independent auditors and reports of examinations by bank regulatory agencies, and helps formulate, implement, and review the Company’s and its subsidiary’s internal audit programs. The Audit Committee assesses the performance and independence of the Company’s independent accountants and recommends their appointment and retention for ratification by shareholders.

During the course of its examination of the Company’s audit process in 2002, the Audit Committee reviewed and discussed the audited financial statements with management. The Audit Committee also discussed with the independent auditors, Dixon Odom PLLC, all matters required to be discussed by the Statement of Auditing Standards No. 61, as amended. Furthermore, the Audit Committee received from and discussed with Dixon Odom PLLC disclosures regarding their independence required by the Independence Standards Board Standard No. 1, as amended.

Based on the review and discussions above, the Audit Committee (i) recommended to the board that the audited financial statements be included in the Company’s annual report on Form 10-KSB for the year ended December 31, 2002 for filing with the SEC and (ii) recommended that shareholders ratify the appointment of Dixon Odom PLLC as auditors for 2003.

The Audit Committee has a written charter which is reviewed by the Committee for adequacy on an annual basis. The Audit Committee members are “independent” as defined by the NASDAQ listing standards. The Company’s common stock is listed for trading on the NASDAQ SmallCap Market.

The Audit Committee has considered whether the principal accountant’s provision of the information technology services and other non-audit services to the Company is compatible with maintaining independence of Dixon Odom PLLC. The Audit Committee has determined that it is compatible with maintaining the independence of Dixon Odom PLLC.

This report is submitted by the Audit Committee:

L. Steven Phillips, Chairman
Larry S. Helms
Gregory N. Wylie
Robert G. Dinsmore, Jr.

Director Compensation

Board Fees. During 2002, directors received $400 for each board meeting attended and $200 for each Committee meeting attended.

2002 Nonstatutory Stock Option Plan. The shareholders of the Company at the 2002 Annual Meeting approved the 2002 Nonstatutory Stock Option Plan (the “2002 Nonstatutory Option Plan”) pursuant to which options covering 25,000 shares of the Company’s common stock were available for issuance to members of the Board of Directors and the board of any subsidiary.

1999 Nonstatutory Stock Option Plan for Directors. The shareholders of the Bank at the 1999 Annual Meeting approved the 1999 Nonstatutory Stock Option Plan for Directors (the “1999 Nonstatutory Option Plan”) pursuant to which options covering 164,115 shares of the Bank’s common stock were available for issuance to members of the Board of Directors and the board of any subsidiary. In connection with the reorganization of the Bank into the holding company form which resulted in the creation of the Company, the Nonstatutory Option Plan was adopted by the Company and options under such plan are now options of the Company. On April 14, 1999, all options were granted under the Nonstatutory Option Plan at the exercise price of $11.00 per share which was the fair market value on the date of grant. The exercise price is currently $8.33 as a result of a 20% stock dividend in 1999 and a 10% stock dividend in 2002.

Executive Officers

Set forth below is certain information regarding the executive officers of American Community Bancshares, Inc.

Name	Age	Position With Company	Business Experience

Randy P. Helton	47	Director, President and Chief Executive Officer	Former Vice President of the Private Banking Group, First Union National Bank, Charlotte, NC.

Theodore V. “Vic” Howie, Jr.	41	Senior Vice President and Chief Operating Officer	Former Senior Vice President and Regional Executive, Bank of America, Charlotte, NC.

Dan R. Ellis, Jr.	47	Senior Vice President and Chief Financial Officer	Certified Public Accountant; former Partner, AccuPointe, Inc., Monroe, NC.

Set forth below is certain information regarding the Bank’s market area executive officers.

Name	Age	Position With Bank	Business Experience

W. R. “Randy” Adcock	46	Senior Vice President and Monroe City Executive	Former Vice President and Commercial Loan Officer, Bank of Union (now First Charter Bank), Monroe, NC. Mr. Adcock has 24 years of banking experience.

Steven L. Barnes	48	Senior Vice President and Indian Trail City Executive	Former Vice President and Loan Officer, First Charter Bank, Indian Trail, NC. Mr. Barnes has 20 years of banking experience.

Richard M. Cochrane	50	Senior Vice President and Matthews/Mint Hill City Executive	Former Commercial Loan Officer, SouthTrust Bank of North Carolina, Mint Hill, NC. Mr. Cochrane has 23 years of banking experience.

Jeff N. Coley	43	Senior Vice President and Marshville City Executive	Former Branch Manager, BB&T, Marshville, NC. Mr. Coley has 23 years of banking experience.

Dyra Eaker	45	Senior Vice President and Mountain Island City Executive	Former Senior Banker for Bank of America – Lincoln County. Ms. Eaker has 24 years of banking experience.

Executive Compensation. The Bank has entered into an employment agreement with Randy P. Helton, President and Chief Executive Officer (dated April 15, 1998), to establish his duties and compensation and to provide for his continued employment with the Bank. The employment agreement provides for an initial term of employment of five years. The term automatically renews for an additional year at the end of each year unless notice of termination is received prior to renewal. The employment agreement provides for an annual base salary to be reviewed by the Board of Directors not less often than annually. In addition, the employment agreement provides for discretionary bonuses, participation in other pension and profit-sharing retirement plans maintained by the Bank on behalf of its employees, as well as fringe benefits normally associated with the officer’s office or made available to all other employees. The employment agreement provides that the officer may be terminated for cause, as defined in the employment agreement, by the Bank, and otherwise be terminated by the Bank (subject to vested rights) or by the officer. The employment agreement provides that in the event of a “termination event” following a change in control of the Bank (i) the employee shall be able to terminate the agreement and receive 299% of his base amount of compensation and (ii) the term of the agreement shall be not less than 36 months from the employee’s notice of termination of the agreement. A “termination event” will occur if (i) the employee is assigned any duties or responsibilities that are inconsistent with his position, duties, responsibilities or status at the time of the change in control or with his reporting responsibilities or title with the Bank in effect at the time of the change in control; (ii) the employee’s annual base salary rate is reduced below the annual amount in effect as of the change in control; (iii) the employee’s life insurance, medical or hospitalization insurance, disability insurance, disability insurance, stock option plans, stock purchase plans, deferred compensation plans, management retention plans, retirement plans or similar plans or benefits being provided by the Bank to the employee as of the date of the change in control are reduced in their level, scope or coverage, or any such insurance, plans or benefits are eliminated, unless such reduction or elimination applies proportionately to all salaried employees of the Bank who participated in such benefits prior to the change in control; or (iv) the employee is transferred to a location outside of Monroe, North Carolina without the employee’s express written consent. A change in control of the Bank will occur if (i) any individual or entity, directly or indirectly, acquires beneficial ownership of voting securities or acquires irrevocable proxies or any combination of voting securities and irrevocable proxies, representing 25% or more of any class of voting securities or the Bank, or acquires control in any manner of the election of a majority of the directors of the Bank; (ii) the Bank is consolidated or merged with or into another corporation, association or entity where the Bank is not the surviving corporation; or (iii) all or substantially all of the assets of the Bank are sold or otherwise transferred to or are acquired by any other corporation, association or other person, entity or group.

The following table shows the cash and certain other compensation paid to or received or deferred by Randy P. Helton for services in all capacities during 2002, 2001, and 2000. No other current executive officer of the Company or Bank received compensation for 2002 which exceeded $100,000. Mr. Helton does not receive any additional compensation as President and Chief Executive Officer of the Company.

SUMMARY COMPENSATION TABLE

		Annual Compensation (1)

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compen- sation (2) ($)

Randy P. Helton, President and	2002	215,000	50,000	5,500
Chief Executive Officer of the	2001	165,000	35,000	5,355
Company and the Bank	2000	150,000	-0-	3,947

(1)      Perquisites and other personal benefits paid to Mr. Helton did not exceed 10% of his total salary paid in 2002, 2001, or 2000.

(2)      Includes life insurance premiums and Bank contributions to 401(k) Plan.

Stock Options

The following table sets forth information with regard to stock options granted under the Company’s 2001 Incentive Stock Option Plan and 1999 Incentive Stock Option Plan. No options were granted to Mr. Helton during the fiscal year ended December 31, 2002.

Aggregated Option Exercises in Fiscal Year 2002
And Fiscal Year End Option Values

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at December 31, 2002	Value of Unexercised In- the-Money Options at December 31, 2002(1)

			Exercisable/Unexercisable	Exercisable/Unexercisable

Randy P. Helton	-0-	-0-	46,317 / 23,760	-0- / -0-

(1)      The Company’s stock price on December 31, 2002 was $8.22 per share.

401(k) Savings Plan

In 1999, the Bank adopted a tax-qualified plan (the “Savings Plan”) which covers all current and full-time employees and any new full-time employees who have been employed for twelve months and who have attained the age of twenty-one. Under the Savings Plan, a participating employee may contribute up to 20% of his or her base salary (up to the maximum allowed by law) on a tax-deferred basis through salary reduction as permitted under the Section 401(k) of the Internal

Revenue Code of 1986, as amended (the “Code”). The Bank is permitted to make contributions equal to 50% of the employees’ contributions up to a maximum of 3% of employee contributions. The employer contributions vest completely after six years of service. The Bank may make additional discretionary contributions that also vest completely after six years of service with the Bank. The value of a participant’s accounts under the Savings Plan becomes payable to him or her according to the vesting schedule upon retirement, total or permanent disability or termination of employment for any other reason, or becomes payable to a designated beneficiary upon a participant’s death. The Savings Plan also contains provisions for withdrawals in the event of certain hardships. A participant’s contributions, matching contributions and discretionary contributions of the Bank, and any income accrued on such contributions, are not subject to federal or state taxes until such time as the participant withdraws them.

Indebtedness of and Transactions with Management

The Company has had, and expects to have in the future, banking transactions in the ordinary course of business with certain of its current directors, nominees for director, executive officers and their associates. All loans included in such transactions were made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time such loans were made for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features.

Loans made by the Bank to directors and executive officers are subject to the requirements of Regulation O of the Board of Governors of the Federal Reserve System. Regulation O requires, among other things, prior approval of the Board of Directors with any “interested director” not participating, dollar limitations on amounts of certain loans and prohibits any favorable treatment being extended to any director or executive officer in any of the Bank’s lending matters. To the best knowledge of the management of the Company and the Bank, Regulation O has been complied with in its entirety.

PROPOSAL 2: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has appointed the firm of Dixon Odom PLLC, Certified Public Accountants, as the Company’s independent public accountants for 2003. A representative of Dixon Odom PLLC is expected to be present at the Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he desires to do so.

The Company has paid Dixon Odom PLLC fees in connection with its assistance in the Company’s annual audit and review of the Company’s financial statements. Sometimes the Company engages Dixon Odom PLLC to assist in other areas.

The following table sets forth the fees paid to Dixon Odom PLLC in various categories in 2002.

Category	Amount Paid

Audit Fees:	$36,300
Financial Information System Design and Implementation Fees:	—
All Other Fees: (1)	48,600

Total Fees Paid:	$84,900

   (1)   Includes $30,100 paid in connection with the Company’s secondary stock offering in 2002.

The Audit Committee has considered whether the principal accountant’s provision of the information technology services and other non-audit services to the Company is compatible with maintaining independence of Dixon Odom PLLC. The Audit Committee has determined that it is compatible with maintaining the independence of Dixon Odom PLLC.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” RATIFICATION OF DIXON ODOM PLLC AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR 2003.

OTHER MATTERS

The Board of Directors knows of no other business that will be brought before the Annual Meeting. Should other matters properly come before the meeting, the proxies will be authorized to vote shares represented by each appointment of proxy in accordance with their best judgment on such matters.

PROPOSALS FOR 2004 ANNUAL MEETING

It is anticipated that the 2004 Annual Meeting will be held on a date during April 2004. Any proposal of a shareholder which is intended to be presented at the 2004 Annual Meeting must be received by the Company at its main office in Monroe, North Carolina no later than November 15, 2003, in order that any such proposal be timely received for inclusion in the proxy statement and appointment of proxy to be issued in connection with that meeting. If a proposal for the 2004 Annual Meeting is not expected to be included in the proxy statement for that meeting, the proposal must be received by the Company by February 15, 2004 for it to be timely received for consideration. The Company will use its discretionary authority for any proposals received thereafter.

REVOCABLE PROXY

AMERICAN COMMUNITY BANCSHARES, INC.
2593 West Roosevelt Boulevard
Monroe, North Carolina 28110

APPOINTMENT OF PROXY
SOLICITED BY BOARD OF DIRECTORS

The undersigned hereby appoints Larry S. Helms, L. Steven Phillips, and Alison J. Smith (the “Proxies”), or any of them, as attorneys and proxies, with full power of substitution, to vote all shares of the common stock of American Community Bancshares, Inc. (the “Company”) held of record by the undersigned on March 14, 2003, at the Annual Meeting of Shareholders of the Company to be held at American Community Bank, 2593 West Roosevelt Boulevard, Monroe, North Carolina, at 12:00 noon on April 28, 2003, and at any adjournments thereof. The undersigned hereby directs that the shares represented by this Appointment of Proxy be voted as follows on the proposals listed below:

1.         ELECTION OF DIRECTORS: Proposal to elect three (3) directors of the Company for three (3) year terms or until their successors are duly elected and qualified.

____	FOR all nominees listed below	____	WITHHOLD AUTHORITY
	(except as indicated otherwise below).		to vote for all nominees listed below

Nominees:

Robert G. Dinsmore, Jr.
Peter A. Pappas
L. Carlton Tyson

Instruction: To withhold authority to vote for one or more nominees, write that nominee’s name on the line below.

2.         RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS: Proposal to ratify the appointment of Dixon Odom PLLC as the Company’s independent accountants for 2003.

____ FOR	____ AGAINST	____ ABSTAIN

3.         OTHER BUSINESS: On such other matters as may properly come before the Annual Meeting, the Proxies are authorized to vote the shares represented by this Appointment of Proxy in accordance with their best judgment.

PLEASE DATE AND SIGN THIS APPOINTMENT OF PROXY ON THE REVERSE SIDE AND RETURN TO AMERICAN COMMUNITY BANCSHARES, INC.

THE SHARES REPRESENTED BY THIS APPOINTMENT OF PROXY WILL BE VOTED AS DIRECTED ABOVE. IN THE ABSENCE OF ANY DIRECTION, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL 1 BY CASTING AN EQUAL NUMBER OF VOTES FOR EACH SUCH NOMINEE, AND FOR PROPOSAL 2. IF, AT OR BEFORE THE TIME OF THE MEETING, ANY NOMINEE LISTED IN PROPOSAL 1 HAS BECOME UNAVAILABLE FOR ANY REASON, THE PROXIES ARE AUTHORIZED TO VOTE FOR A SUBSTITUTE NOMINEE. THIS APPOINTMENT OF PROXY MAY BE REVOKED BY THE HOLDER OF THE SHARES TO WHICH IT RELATES AT ANY TIME BEFORE IT IS EXERCISED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN INSTRUMENT REVOKING IT OR DULY EXECUTED APPOINTMENT OF PROXY BEARING A LATER DATE OR BY ATTENDING THE ANNUAL MEETING AND ANNOUNCING HIS OR HER INTENTION TO VOTE IN PERSON.

Date: _________________________________, 2003

____________________________________ (SEAL)
(Signature)

____________________________________ (SEAL)
(Signature, if shares held jointly)

Instruction: Please sign above exactly as your name appears on this appointment of proxy. Joint owners of shares should both sign. Fiduciaries or other persons signing in a representative capacity should indicate the capacity in which they are signing

IMPORTANT: TO INSURE THAT A QUORUM IS PRESENT, PLEASE SEND IN YOUR APPOINTMENT OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. EVEN IF YOU SEND IN YOUR APPOINTMENT OF PROXY YOU WILL BE ABLE TO VOTE IN PERSON AT THE MEETING IF YOU SO DESIRE.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD
IN THE ENCLOSED ENVELOPE